                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        _______________________________


                                    FORM 8-K


                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) November 17, 1998



                      EASTERN ENVIRONMENTAL SERVICES, INC.
                      ------------------------------------
                 (Exact name of issuer as specified in charter)



         Delaware                      0-16102                59-2840783
(State or Other Jurisdiction         Commission            (I.R.S. Employer
    Or Incorporation or              File Number            Identification
       Organization)                                            Number)



               1000 CRAWFORD PLACE, MT. LAUREL, NEW JERSEY  08054
                    (Address of principal executive offices)


                                 (609)235-6009
              (Registrant's telephone number, including area code)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          -------------------------------------


     On November 17, 1998, Eastern Environmental Services, Inc. (the "Registrant") consummated the acquisition of Marangi Brothers, Inc., Affordable Recycling Systems, Inc., and M-Land Corp. (collectively, the "Marangi Companies") pursuant to the terms of a Stock Purchase Agreement dated August 19, 1998 by Nicholas Marangi, the sole shareholder of the Marangi Companies, and the Registrant. The description of the acquisition transaction is set forth herein qualified in its entirety by the Stock Purchase Agreement which is incorporated as Exhibit 10.1.

     Pursuant to the Stock Purchase Agreement, the Registrant purchased all of the outstanding common stock of the Marangi Companies resulting in the sole shareholder receiving 435,122 registered shares of the Registrant's common stock, $.01 par value. The shares of the Registrant's common stock were valued at $26.438 per share. No cash was paid to the Shareholder for the acquisition of the shares of the Company. The acquisition is to be accounted for using the "pooling of interests" method.

     At the date of closing the Stock Purchase Agreement, the Registrant assumed approximately $800,000 of outstanding indebtedness of the Companies.

     The transaction includes all of the assets and liabilities relating to the operation of the Companies. The acquired assets were used by the Shareholder in the solid waste collection, transfer, recycling and disposal business. The Registrant intends to continue to use the acquired assets for these purposes.
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA
        Financial Information and Exhibits.
        -----------------------------------


(a) COMBINED FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. It is impracticable to provide the required combined financial statements of Marangi Brothers, Inc., Affordable Recycling Systems, Inc., and M-Land Corp. (collectively, the "Marangi Companies") at the time of the filing of this report. The required combined financial statements of the Marangi Companies will be filed within the time period required in accordance with applicable regulations under the Securities and Exchange Act of 1934.

(b)  PRO FORMA FINANCIAL INFORMATION.
     It is impracticable to provide the required pro forma financial information of Eastern Environmental Services, Inc. at the time of the filing of this report. The pro forma information will be filed within the time period required in accordance with applicable regulations under the Securities Exchange Act of 1934.

(c)  EXHIBITS

10.1 Stock Purchase Agreement dated August 19, 1998, by and between Eastern Environmental Services, Inc. and Nicholas Marangi, the sole shareholder of Marangi Brothers, Inc., Affordable Recycling Systems, Inc., and M-Land Corp.


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               SIGNATURE
               ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Eastern Environmental Services, Inc.

Date: December 1, 1998        By:  /s/ Gregory M. Krzemien
                                --------------------------
                            Gregory M. Krzemien, Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
 No.     Description
----     -----------


10.1 Stock Purchase Agreement dated August 19, 1998, by and between Eastern Environmental Services, Inc., and Nicholas Marangi, the sole shareholder of Marangi Brothers, Inc., Affordable Recycling Systems, Inc., and M-Land Corp.